                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   February 27, 2002
                                                  ------------------



                                ICU MEDICAL, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

        0-19974                                         33-0022692
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


951 Calle Amanecer         San Clemente, California                92673
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (949) 366-2183
                                                    ----------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

         On March 15, 2002, ICU Medical, Inc. effected a three-for-two stock in the form of a fifty-percent stock dividend.

         Certain financial and statistical data included in the Form 10-K for the year ended December 31, 2001 will be restated for the effect of the stock split. The principal items affected are:

Net Income Per Share:
--------------------

                                    2001              2000             1999              1998             1997
                                    ----              ----             ----              ----             ----
Before restatement
         Basic                     $1.80             $1.42            $1.16             $0.90            $0.71
         Diluted                   $1.60             $1.30            $1.08             $0.86            $0.71
     Weighted average number of shares
         Basic                 8,560,371         8,330,069        8,154,859         7,989,534        7,946,328
         Diluted               9,636,058         9,058,853        8,690,443         8,422,613        8,028,991

After restatement
         Basic                     $1.20             $0.94            $0.77             $0.60            $0.48
         Diluted                   $1.06             $0.87            $0.72             $0.57            $0.47
     Weighted average number of shares
         Basic                12,840,556        12,495,103       12,232,288        11,984,301       11,919,492
         Diluted              14,454,087        13,588,279       13,035,664        12,633,919       12,043,486

Net Income Per Share - Quarterly Data:
--------------------

                                      Mar 31            Jun 30            Sep 30           Dec 31
                                      ------            ------            ------           ------
Before restatement
2001:    Basic                         $0.42             $0.44             $0.39            $0.55
         Diluted                       $0.38             $0.39             $0.34            $0.49
2000:    Basic                         $0.35             $0.36             $0.25            $0.46
         Diluted                       $0.33             $0.33             $0.23            $0.41

After restatement
2001:    Basic                         $0.28             $0.29             $0.26            $0.37
         Diluted                       $0.25             $0.26             $0.23            $0.32
2000:    Basic                         $0.23             $0.24             $0.17            $0.30
         Diluted                       $0.22             $0.22             $0.15            $0.28

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

Stock Prices - High and Low Closing Prices
------------------------------------------

                                  High                 Low
                                  ----                 ---
2000
----
First Quarter                    13.83                9.50
Second Quarter                   18.00               11.83
Third Quarter                    20.25               12.92
Fourth Quarter                   20.08               13.00

2001
----
First Quarter                    23.58               17.29
Second Quarter                   28.07               21.71
Third Quarter                    27.61               23.57
Fourth Quarter                   31.33               25.13


Share Data
----------

                                         Before Split          After Split
                                         ------------          -----------
At December 31, 2001
--------------------
     Common Shares Issued                   8,867,162           13,300,743
     Treasury Stock                          (116,459)            (174,688)
                                          ------------        -------------
     Outstanding                            8,750,703           13,126,055


Stock Options

                                                                     Exercise Price      Weighted
                                                     Shares              Range            Average
                                                   ----------        --------------     -----------
Outstanding at December 31, 2001
     Before Split                                     2,925,732      $7.63 - $43.75       $16.43
     After Split                                      4,388,598      $5.08 - $29.16       $10.95

Exercisable at December 31, 2001
     Before Split                                     2,133,998      $7.63 - $28.47       $13.21
     After Split                                      3,200,997      $5.08 - $18.98        $8.80

Available for Grant at December 31, 2001
     Before Split                                       757,518
     After Split                                      1,136,277



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


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



Date:    March 15, 2002

                                        ICU MEDICAL, INC.



                                        By: /s/ Francis J. O'Brien
                                            ----------------------
                                            Francis J. O'Brien
                                            Secretary, Treasurer and
                                            Chief Financial Officer










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